June 28, 2000


HIGHLY  CONFIDENTIAL
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         DEFERRAL OF POTENTIAL MANAGEMENT CONTINUITY SEVERANCE BENEFITS

As a selected key executive subject to a Management Continuity Agreement with the Company dated May 17, 1999 (the "MCA"), you may defer, with the approval of the Human Resources Committee, any lump sum Severance Benefits payable under
Article 4, paragraphs a and c of the MCA.  Because you are entitled to Severance
                                           -------------------------------------
Benefits  only  upon  a  Qualifying  Termination of your employment within three
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years of a Change in Control in accordance with the terms of the MCA, a deferral
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of such Severance Benefits can only be given effect if a valid deferral election
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and  installment  payment  election  are in place at the time Severance Benefits
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become  payable.
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Elections to defer and receive installment payments must be made sufficiently in advance of a Qualifying Termination as defined under the MCA, in order to effect the deferral for Federal and State income tax purposes.

Deferrals of MCA Severance Benefits can be made into the Prime Rate Fund, the Ralston Purina Equity Fund, or any of the nine "measurement" funds which mirror the returns of the Vanguard Mutual funds that are available in the Ralston Purina Company Savings Investment Plan in accordance with the terms of the Deferred Compensation Plan. Attachment 1 lists Factors to Consider. The
Deferred Compensation Plan Prospectus (Attachment 2) summarizes the provisions of those account options.

PLEASE  NOTE  THAT  NO  COMPANY MATCH WILL BE PROVIDED TO ANY SEVERANCE BENEFITS
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DEFERRALS.
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In  making  your  election,  please  carefully  review  the  attached  Deferred
Compensation Plan Prospectus and the Factors to Consider. Keep in mind that your election to defer may not be changed even if circumstances, such as your personal financial situation or interest rates, change in the future.

REQUEST  FOR  DEFERRAL
----------------------

PLEASE RETURN ONE COPY OF THE ELECTION FORM (ATTACHMENT 3) BY AUGUST 1, 2000 WHETHER OR NOT YOU WISH TO REQUEST A DEFERRAL. A duplicate form is attached for
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your  records.

Deferral  Of  Potential  Management  Continuity  Severance  Benefits
June  28,  2000
Page  Two



The deferral of MCA Severance Benefits is at the discretion of the Human Resources Committee and is subject to its approval.

If you have any questions, please call me at extension 2325 or Pat Robbins at extension 5889.




                                   Ron  Sheban


Attachments

                                                                    Attachment 1
                               FACTORS TO CONSIDER

Under current Federal and state income tax laws, you will not be taxed on any deferral amounts or any earnings on those deferral amounts until you actually receive payments of cash or delivery of stock, as applicable, as long as elections to defer are made in a timely fashion. Deferred amounts are taxed as ordinary income in the year received. If you are subject to the income tax laws of a foreign country, you should consult your personal tax advisor regarding the proper tax treatment.

The IRS may challenge a deferral of income if the timing of the deferral and payment form elections does not satisfy certain IRS criteria. In such event, the IRS may deem the entire MCA Severance Benefit to have been constructively received and subject to income taxes at the time the Benefits became payable under the MCA Agreement upon a Change of Control and Qualifying Termination of Employment.

All wages, without limit, and whether or not deferred, are subject when earned to Social Security to the extent the taxable wage base has not been attained, and the Medicare Hospital Insurance (HI) Tax of 1.45%. To the extent necessary to satisfy these FICA withholding requirements, a portion of the deferred MCA Severance Benefits may, instead, be paid to you and subject to Federal, state, and local taxes, as applicable. All required withholding would first be taken out of any nondeferred MCA Severance Benefits, or your first installment payment of MCA Severance Benefits.

MCA  Severance  Benefits, whether paid or deferred, are not Benefit Earnings for
                                                        ---
purposes  of  Ralston  Purina  Company  benefit  plans.

In evaluating the Ralston Purina Equity Fund, consider the length of time your investment in stock equivalents subjects your deferral to market risks. Also consider long-range economic and political conditions, the prospects of the business underlying the stock, and whether the Company will be willing and able to declare and pay dividends to create dividend equivalents.

The Prime Rate Fund will credit interest equivalents on your deferred amounts annually based on the average of the daily close of business prime rates. These equivalents may vary substantially from year to year depending on changes in interest rates.

For the Vanguard measurement funds, deferred amounts will earn returns (which may be positive or negative) as if they had been invested at the net asset value (net of investment advisory fees) of the measurement funds. Note that these funds are used for measurement purposes only. Your account will be credited with investment returns based on these funds but will be reflected as a bookkeeping entry only and will not represent an actual investment made on your behalf.

Participants in the Plan are permitted to transfer any amounts credited to an account under the Prime Rate Option or any Measurement Fund Option on a daily basis to any other deferral options offered under the Plan. Participants may also transfer, on a daily basis, any amounts which have been deferred under the Ralston Purina Equity Option for at least one-year.

Benefits  under  the  Deferred Compensation Plan for Key Employees are unfunded.
In considering the options, you should note that your right to receive distributions from the Plan is that of a general creditor of Ralston Purina Company.

The Pension Source Act prohibits a state from taxing installment payments made over a period of at least ten years to a former resident who is residing in a non income tax bearing state at the time the installment payments are made.

Consider your deferral participation carefully and consult your personal advisor if you have any questions. Please refer to the enclosed Deferred Compensation Plan Prospectus for more details. Your election to defer may not be changed for
                                   =============================================
any  reason.
===========


June  28,  2000

JUNE  28,  2000                DEFERRAL  ELECTION
                                  ATTACHMENT 3
                    MANAGEMENT CONTINUITY SEVERANCE BENEFITS
                    ----------------------------------------

  I. DEFERRAL ELECTION. Please submit my request as follows with respect to Severance Benefits under Article 4a & b of the Management Continuity Agreement dated May 17, 1999 that may be paid to me upon a Qualifying Termination following a Change in Control.
         I understand that an election to defer, once made,  is  IRREVOCABLE,
                                                                 -----------
         and is SUBJECT TO MANAGEMENT APPROVAL.


CHECK  ONE  BOX  BELOW:
----------------------

___   NO  DEFERRAL   Check  here  if you do not wish to defer any portion of
                     your MCA  Severance  Benefits.  Ignore items 1) and 2)
                     and proceed to Part III below.
___   DEFERRAL       Check  here  if  you  wish  to  defer  any  portion of
                     your MCA Severance  Benefits.  Complete  items  1)  and
                     2) and the bottom section. NOTE: THIS  DEFERRAL ELECTION
                     WILL BE GIVEN EFFECT ONLY IF A VALID INSTALLMENT PAYMENT
                     OPTION  ELECTION  IS  ALSO  IN  PLACE.  (SEE  PART II,
                     PAYMENT ELECTION, BELOW.)

                     1)  FILL  IN  ONE  BLANK  ONLY:
                                      ---

                         Defer     %   OR   Defer  all  up  to
                         $________________  OR    Defer all in excess  of
                         $___________________

                     2) PLEASE ALLOCATE THE AMOUNT INDICATED IN ITEM 1) ABOVE IN WHOLE PERCENTAGE INCREMENTS TO THE FOLLOWING ACCOUNT(S):

__ Ralston  Purina  Equity  Fund     _______%     Vanguard  International
                                                     Growth  Fund     _______%
__ Prime  Rate  Fund                 _______%     Vanguard  LifeStrategy
                                                     Income Fund      _______%
__ Vanguard  Wellington  Fund        _______%     Vanguard  LifeStrategy
                                                     Conservative  Growth
                                                     Fund             _______%
__ Vanguard  500  Index  Fund        _______%     Vanguard  LifeStrategy
                                                     Moderate  Growth
                                                     Fund             _______%
__ Vanguard Windsor II Fund          _______%     Vanguard LifeStrategy Growth
                                                     Fund     _______%
__ Vanguard Small-Cap Index Fund     _______%                TOTAL       100%
                                                                         ----

           THERE IS NO COMPANY MATCH ON ANY SEVERANCE BENEFITS DEFERRAL


II.     PAYMENT  ELECTION.
CHECK ONE BOX BELOW TO SELECT A PAYMENT OPTION. The election made below will apply only to distributions from the Deferred Compensation Plan attributable to MCA Severance Benefits deferrals. AN INSTALLMENT FORM ELECTION WILL APPLY ONLY
                                    --------------------------------------------
TO  DISTRIBUTIONS  OF  MCA  SEVERANCE  BENEFITS  RESULTING  FROM  A  QUALIFYING
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TERMINATION  THAT  OCCURS AT  LEAST  SIX  (6)  MONTHS  FOLLOWING  THE  DATE  THE
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INSTALLMENT  FORM  ELECTION  IS  COMPLETED.
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(NOTE:  If you have a current distribution election form on file with respect to payments from your Deferred Compensation Plan account, and you wish such distribution election also to apply to any deferred MCA Severance Benefits, this Payment Election section does not have to be completed; rather, such election form will also apply to distributions of your MCA Severance Benefits.)

          CHECK  ONE:         __ 5  ANNUAL  INSTALLMENTS        __ 10  ANNUAL
                                                                   INSTALLMENTS

III.

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Social  Security  Number                    Signature

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Today's  Date                              Name  (Type  or  Print)

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Division                                   Department        Location

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Home  Street  Address                       City           State          Zip

             RETURN NO LATER THAN AUGUST 1, 2000 TO RON SHEBAN - 1A
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